Exhibit 25.1

                                POWER OF ATTORNEY

          WHEREAS, the undersigned officers and directors of Consolidated Delivery & Logistics, Inc. (the "Company") desire to authorize Albert W. Van Ness, Jr., and William T. Brannan to act as their attorneys-in-fact and agents, for the purpose of executing and filing the Company's Annual Report on Form 10-K, including all amendments thereto;

          NOW, THEREFORE,

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Albert W. Van Ness, Jr., and William T. Brannan and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute the Company's Annual Report on Form 10-K, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 24th day of February, 1999.

      SIGNATURE                                                    TITLE

/s/ Albert W. Van Ness, Jr.      Chairman  of the  Board, Chief Executive  and
    Albert W. Van Ness, Jr.      Acting  Chief   Financial   Officer  Director,
                                 (Principal Executive, Financial and Accounting
                                 Officer)

/s/ William T. Brannan           President, Chief Operating Officer and Director
    William T. Brannan

/s/ Michael Brooks               Director
    Michael Brooks

/s/ Randall Catlin               Director
    Randall Catlin

/s/ Jon F. Hanson                Director
    Jon F. Hanson

/s/ Labe Leibowitz               Director
    Labe Leibowitz

/s/ Marilu Marshall              Director
    Marilu Marshall

/s/ Kenneth W. Tunnell           Director
    Kenneth W. Tunnell

/s/ John S. Wehrle               Director
    John S. Wehrle